Exhibit 10.5


                  THIS AGREEMENT is made as of the 12th day of November, 2001.

AMONG:

                           DR. JEAN-LUC BERGER, an individual residing in the City of Toronto, Ontario

                                                               OF THE FIRST PART

                                     - and -

                           B TWELVE LIMITED, a corporation incorporated under the laws of the Province of Ontario

                                                              OF THE SECOND PART

                  WHEREAS:

A. The parties hereto have entered into an Employment Agreement dated the 14th day of June, 2001, and an Option Agreement dated the 1st day of June, 2001 (the "Agreements").

B. The parties have agreed to terminate the Agreements effective as of November , 2001 (the "Effective Date").

                  NOW THEREFORE that in consideration of the premises and of the respective covenants and agreements hereinafter contained and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged by the parties hereto), the parties hereto covenant and agree each with the other as follows:

1. Each of the parties hereto hereby agrees to terminate the Agreements and the same are hereby terminated effective as of the Effective Date. Each party hereby forever discharges the other from any and all of its covenants and obligations contained in or arising under the Agreements.

2. This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.


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3.                The provisions of this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year written above.



                           -----------------------------------------------------
                           Jean-Luc Berger

                           B TWELVE LIMITED

                           Per:  ____________________

                           Name:

                           Title: